LIBC/1917710.1

                             THE MANAGERS FUNDS

               Managers Value Fund, Capital Appreciation Fund,
                  Small Company Fund, Special Equity Fund,
             International Equity Fund, Emerging Markets Equity
                Fund, Bond Fund and Global Bond Fund (each a
                    "Fund" and collectively the "Funds")

                       Supplement dated April 1, 2004
              to the Statement of Additional Information dated
                                 May 1, 2003

     The following information supersedes any information to the contrary relating to, and contained in, the Funds' Statement of Additional
     Information dated May 1, 2003:

     Exchange of Shares

     An investor may exchange shares from the Funds for shares of other funds in our fund families (for a current list of these funds, call (800) 252-0682.
     Since an exchange is the sale of
     shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund's minimum investment amount. Settlement on the purchase of shares of such other funds will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

     April 1, 2004